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                                                                  EXHIBIT 10.128

                      SEVENTH AMENDMENT TO LOAN AGREEMENT

         This Seventh Amendment to Loan Agreement is effective as of January 1, 2005, by and between DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Lender").

                                   RECITALS:

         A. Borrower and the Lender entered that certain Loan Agreement dated June 4, 1999, as amended by that certain First Amendment to Loan Agreement dated as of July 1, 2002, as amended by that certain Second Amendment to Loan Agreement dated as of October 1, 2002, as amended by that certain Third Amendment to Loan Agreement dated as of January 1, 2003, as amended by that certain Fourth Amendment to Loan Agreement dated as of June 18, 2003, as amended by that Fifth Amendment to Loan Agreement dated July 1, 2003, and as further amended by that certain Sixth Amendment to Loan Agreement dated as of June 30, 2004 (the "Agreement"). Unless otherwise defined in this Seventh Amendment, capitalized terms shall have the meaning given to them in the Agreement.

         B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this Seventh Amendment to evidence such modification.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:

         1. Paragraph 1.1, "Maturity Date", is hereby amended by changing the date to "April 1, 2005".

         Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.



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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Seventh Amendment to be properly executed by their respective duly authorized officers as of the date first above written.


                                             DIVERSICARE ASSISTED LIVING
                                             SERVICES NC II, LLC, a Delaware
                                             limited liability company

                                             By:  Diversicare Assisted Living
                                                  Services NC, LLC
                                             Its: Sole Member

                                             By:  /s/ Glynn Riddle
                                                --------------------------------
                                                Glynn Riddle, Vice President and
                                                Chief Financial Officer


                                             GMAC COMMERCIAL MORTGAGE
                                             CORPORATION, a California
                                             corporation

                                             By:  /s/ Laura Y. McDonald
                                                --------------------------------
                                             Its: Senior Vice President
                                                 -------------------------------



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